UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 26, 2003
                                                          -----------------

                           Constellation Brands, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            ------------------------
                            (Commission File Number)

               Delaware                                          16-0716709
     ----------------------------                            -------------------
     (State or other jurisdiction                            (IRS Employer
     of incorporation)                                       Identification No.)


              300 WillowBrook Office Park, Fairport, New York 14450
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (585) 218-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Constellation Brands, Inc. released the following information on February 26, 2003:


    CONSTELLATION RECEIVES APPROVAL FROM FOREIGN INVESTMENT REVIEW BOARD OF
                 AUSTRALIA TO PROCEED WITH BRL HARDY ACQUISITION

                      Rating Agencies Confirm Debt Ratings

                       Company Reaffirms Earnings Guidance

FAIRPORT, NEW YORK, FEBRUARY 26, 2003 - Constellation Brands, Inc. (NYSE: STZ and STZ.B) announced today that the Foreign Investment Policy Division of the Treasury of Australia has advised that it has no objection to Constellation's acquisition of BRL Hardy (ASX: BRL). The transaction is scheduled to close early April 2003 and is subject to customary closing conditions, including termination of the Hart-Scott-Rodino Act waiting period in the United States, and approval by BRL Hardy shareholders (scheduled for March 20th) and the final approval of the Supreme Court of South Australia (scheduled for March 27th).
     Constellation also announced that Moody's Investors Service confirmed the Company's rating on its existing debt and assigned a higher rating of BA1 to the Company's new bank facility. The credit rating is predicated on Constellation issuing sufficient equity in connection with the transaction and after closing to reduce its debt. Moody's previously put Constellation on credit watch following the announcement of the Company's $1.4 billion acquisition of BRL Hardy, Australia's largest wine producer. Standard and Poor's had previously confirmed the Company's debt rating while putting the Company on negative outlook.
     The ratings confirm the stability of Constellation's strong cash flow and the Company's commitment and history of quickly deleveraging following acquisitions. Consistent with Constellation's strategy of balanced financing and maintaining a flexible capital structure, the Company will target a debt to EBITDA ratio of approximately 4.0 in a timely manner after the close of the transaction.
     Constellation has $2.0 billion committed financing for all of its potential cash requirements under the transaction. The Company has offered BRL Hardy shareholders the opportunity to participate in the future of the combined company by offering up to 15 million shares of Constellation Class A common stock. Following the closing of the transaction, Constellation intends to undertake a secondary offering of its Class A common stock to achieve its debt to EBITDA target. The amount of the secondary offering will depend in part on the extent BRL Hardy shareholders elect shares, which will be known upon closing of the transaction.

OUTLOOK
     The following statements are management's current expectations for the Company's fiscal year ending February 28, 2003 ("Fiscal 2003"), fiscal year ending February 28, 2004 ("Fiscal 2004") and the effects of the BRL Hardy transaction on Fiscal 2004. These statements are made as of the date of this press release and are forward-looking. Actual results may differ materially from these expectations due to a number of risks and uncertainties.

- Constellation's diluted earnings per share for Fiscal 2003 are expected to be within a range of $2.03 to $2.05.

- Constellation's diluted earnings per share for Fiscal 2004 are expected to be within a range of $2.29 to $2.35, excluding the impact of the BRL Hardy acquisition.

- The BRL Hardy transaction is expected to add $0.10 to earnings per share for Constellation's Fiscal year 2004, before one-time transaction related expenses and after synergies.

ABOUT CONSTELLATION
Constellation Brands, Inc. is a leading producer and marketer of beverage alcohol brands, with a broad portfolio of wine, spirits and imported beer. The
Company is the largest single-source supplier of these products in the United States, and both a major producer and independent drinks wholesaler in the United Kingdom. The company also operates a US based joint venture with the largest Australian wine producer, BRL Hardy. Well-known brands in Constellation's portfolio include: Corona Extra, Pacifico, St. Pauli Girl, Black Velvet, Fleischmann's, Estancia, Simi, Ravenswood, Blackstone, Banrock Station, Alice White, Talus, Vendange, Almaden, Arbor Mist, Stowells of Chelsea and Blackthorn.

ABOUT  BRL  HARDY
BRL Hardy Limited is a leading Australian producer and exporter of wine, with products sourced from Australia, New Zealand and France. The company's wines are distributed worldwide through a network of sales and marketing operations, with the majority of sales generated in Australia, the United Kingdom and the United States. Major export brands include: Hardys Stamp of Australia, Hardys Nottage Hill, Hardys VR and

Banrock Station. Other domestic and international brands include: Houghton, Nobilo, Leasingham, Moondah Brook, Yarra Burn, Stonehaven, Stanley and Renmano.

FORWARD-LOOKING  STATEMENTS
The  statements  made under the heading Outlook, as well as all other statements set forth in this press release which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by the forward-looking statements. The Company's forward-looking statements are based on management's current expectations and unless otherwise noted do not take into account the impact of any future acquisition, merger or any other business combination, divestiture or financing that may be completed after the date of this release. Any projections of future results of operations, and in particular, (i) the Company's estimated diluted earnings per share for Fiscal 2003, (ii) the Company's estimated diluted earnings per share for Fiscal 2004, and (iii) the Company's expectations for the transaction's impact on its earnings per share for Fiscal 2004, should not be construed in any manner as a guarantee that such results will in fact occur. In addition to the risks and uncertainties of ordinary business operations, the forward-looking statements of the Company contained in this press release are also subject to the following risks and uncertainties: the successful integration of the BRL Hardy business into that of the Company, the Company achieving certain sales projections and meeting certain cost targets; wholesalers and retailers may give higher priority to products of the Company's competitors; raw material supply, production or shipment difficulties could adversely affect the Company's ability to supply its customers; increased competitive activities in the form of pricing, advertising and promotions could adversely impact consumer demand for the Company's products and/or result in higher than expected selling, general and administrative expenses; a general decline in alcohol consumption; increases in federal and state excise taxes on beverage alcohol products; changes in foreign exchange rates. For additional information about risks and uncertainties that could adversely affect the Company's forward-looking statements, please refer to the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 28, 2002 and its Forms 8-K dated January 16, 2003 and February 13, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSTELLATION BRANDS, INC.


Dated:  February 26, 2003                  By: /s/ Thomas F. Howe
                                               ---------------------------------
                                               Thomas F. Howe, Senior Vice
                                               President and Controller

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None